UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]


Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

                      Pioneer Tax Advantaged Balanced Trust
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

                      PIONEER TAX ADVANTAGED BALANCED TRUST
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             SCHEDULED FOR [ ], 2007

         This is the formal agenda for your fund's annual shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of Pioneer Tax Advantaged Balanced Trust:

         The annual meeting of shareholders of Pioneer Tax Advantaged Balanced Trust (the "fund") will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, on [ ], 2007 at 11:00 a.m., Boston time, to consider the following:

               1. To elect three Trustees of your fund, two by the holders of Common and Preferred Shares of your fund, voting together as a single class, and one by the holders of Preferred Shares of your fund, voting as a separate class. Each elected Trustee will serve for a three year term or until a successor is elected.

               2. To consider the shareholder proposals described in the accompanying proxy statement under the heading "Possible Shareholder Proposals," if properly presented at the meeting.

               3. To consider any other business that may properly come before the meeting.

         Shareholders of record as of the close of business on [ ], 2007 are entitled to vote at the meeting and any adjournment or postponement thereof.

         THIS YEAR'S MEETING IS VERY IMPORTANT TO ALL SHAREHOLDERS OF YOUR FUND IN LIGHT OF THE NOMINATION OF TWO SEPARATE SLATES OF NOMINEES FOR TRUSTEE BY TWO DISSIDENT SHAREHOLDERS AND THE POSSIBLE PRESENTATION OF THREE SHAREHOLDER PROPOSALS. YOUR VOTE IS VERY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN, AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE BOARD'S THREE NOMINEES AND AGAINST EACH OF THE THREE SHAREHOLDER PROPOSALS THAT MAY BE PRESENTED AT THE MEETING ON THE ENCLOSED WHITE PROXY CARD. THE BOARD URGES THAT YOU NOT VOTE FOR ANY OF THE INDIVIDUALS ON EITHER OF THE TWO SLATES THAT WERE PUT FORWARD BY DISSIDENT SHAREHOLDERS OR ANY OF THE THREE SHAREHOLDER PROPOSALS. THE BOARD BELIEVES THAT THE BOARD'S NOMINEES WILL BETTER SERVE THE INTERESTS OF THE SHAREHOLDERS OF THE FUND THAN ANY OF THE NOMINEES OF THE TWO DISSIDENT SHAREHOLDERS AND THAT THE SHAREHOLDER PROPOSALS ARE NOT IN THE BEST INTERESTS OF THE FUND.

                                         By Order of the Board of Trustees,

                                         Dorothy E. Bourassa, Secretary

Boston, Massachusetts
[ ], 2007

                               PROXY STATEMENT OF

                      PIONEER TAX ADVANTAGED BALANCED TRUST
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                         ANNUAL MEETING OF SHAREHOLDERS

         This proxy statement contains the information you should know before voting on the proposal summarized below.

         The fund will furnish without charge a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of the fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services at 1-800-622-3265.

                                  INTRODUCTION

         This proxy statement is being used by the Board of Trustees of the fund to solicit proxies to be voted at the annual meeting of shareholders of the fund. Participating in the meeting are holders of common shares of beneficial interest (the "Common Shares") and the holders of preferred shares of beneficial interest (the "Preferred Shares") of the fund. The Common Shares and the Preferred Shares of the fund are sometimes referred to herein collectively as the "Shares." The meeting will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 11:00 a.m., Boston time, on [ ], 2007, and at any adjournments or postponements of the meeting to a later date, for the purposes set forth in the accompanying notice of annual meeting of shareholders.

         THIS YEAR'S MEETING IS VERY IMPORTANT TO ALL SHAREHOLDERS OF YOUR FUND IN LIGHT OF THE NOMINATION OF TWO SEPARATE SLATES OF NOMINEES FOR TRUSTEE BY TWO DISSIDENT SHAREHOLDERS AND THE POSSIBLE PRESENTATION OF THREE RELATED SHAREHOLDER PROPOSALS BY SUCH INDIVIDUALS. YOUR VOTE IS VERY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN, AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE BOARD'S THREE NOMINEES AND AGAINST EACH OF THE THREE SHAREHOLDER PROPOSALS THAT MAY BE PRESENTED AT THE MEETING ON THE ENCLOSED WHITE PROXY CARD. THE BOARD URGES THAT YOU NOT VOTE FOR ANY OF THE INDIVIDUALS ON EITHER OF THE TWO SLATES THAT WERE PUT FORWARD BY TWO DISSIDENT SHAREHOLDERS OR ANY OF THE THREE SHAREHOLDER PROPOSALS. THE BOARD BELIEVES THAT THE BOARD'S NOMINEES WILL BETTER SERVE THE INTERESTS OF THE SHAREHOLDERS OF THE FUND THAN ANY OF THE NOMINEES OF THE TWO DISSIDENT SHAREHOLDERS AND THAT THE SHAREHOLDER PROPOSALS ARE NOT IN THE BEST INTERESTS OF THE FUND.

         This proxy statement is being mailed to shareholders of the fund on or about [ ],2007. The annual report for the fund for its most recently completed fiscal year was previously mailed to shareholders.

         This proxy statement will be appropriately supplemented on or after the record date and will be mailed to all shareholders of record on the record date, together with a WHITE proxy card.

         Please do not sign any green or other proxy card that may be provided by either of the dissident shareholders.

         If you hold your shares directly in your own name, the fund's Agreement and Declaration of Trust requires that you must vote by either executing a proxy card or voting at the meeting in person. If you hold your shares in a brokerage or bank account (commonly referred to as "street name"), your broker or bank may require you to provide written instructions and/or allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your bank or broker in this regard, or contact our proxy solicitor, The Altman Group, as follows:

                                  [          ]

                   WHO IS ELIGIBLE TO VOTE; REQUIRED APPROVALS

         Shareholders of record of the fund as of the close of business on [ ], 2007 (the "record date") are entitled to vote on all of the fund's business at the annual shareholders meeting and any adjournments or postponements thereof. The affirmative vote of a plurality of the Common and Preferred Shares of the fund present at the meeting in person or by proxy, voting together as a single class, is required to elect each nominee for Trustee designated to be elected by the Common and Preferred Shares of the fund. The affirmative vote of a plurality of the Preferred Shares of the fund present at the meeting in person or by proxy is required to elect the nominee for Trustee designated to be elected by the Preferred Shares of the fund. Election by plurality means those three persons who receive the highest number of votes from their respective classes of shares cast "FOR" shall be elected. Two of the resolutions that one of the dissident shareholders has indicated that he intends to raise at the meeting are recommendations of the shareholders to the Board and, as such, would require the affirmative vote of a majority of the Common and Preferred Shares of the fund voting at the meeting in person or by proxy, voting together as a single class. Approval of a third proposal, to terminate the investment advisory agreement between the fund and Pioneer Investment Management, Inc., would require the affirmative vote of a "majority of the outstanding voting securities" of the fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As defined in the 1940 Act, the vote of a "majority of the outstanding voting securities" of the fund means the vote of the lesser of (i) 67% or more of the fund's outstanding shares present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy at the meeting, or (ii) more than 50% of the fund's outstanding shares.

         Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the shareholder's instructions. If you sign a WHITE proxy card but do not fill in a vote, your shares will be voted FOR each of the Board's nominees for Trustee listed on that proxy card and AGAINST each of the three shareholder proposals. If any other business properly comes before the annual shareholders meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1
                          ELECTION OF BOARD OF TRUSTEES

         Shareholders of the fund are being asked to consider the election of three nominees to the Board of Trustees of the fund. Each of the Board's three nominees currently serves as Trustee of the fund and has served in that capacity continuously since originally elected or appointed. Each Trustee shall be elected to hold office for a three year term and until his or her successor is elected. Each of the Board's nominees has consented to being named in this proxy statement and indicated his willingness to serve if elected. In the unanticipated event that any of the Board's nominees should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the Board. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the Board's three nominees as Trustees of the fund.

         The Agreement and Declaration of Trust of the fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. The fund's Board of Trustees is divided into three staggered term classes -- Class I, Class II and Class III. Class III Trustees are being submitted to shareholders for election at the meeting for Pioneer Tax Advantaged Balanced Trust.

         The fund's Board of Trustees consists of nine members.

         The terms of the Class I Trustees -- Ms. Graham, Mr. Kingsbury and Mr. Winthrop -- expire in 2008; the terms of the Class II Trustees -- Ms. Bush, Mr. Perna and Ms. Piret -- expire in 2009; and the terms of the Class III Trustees -- Mr. Cogan, Mr. Bock and Mr. West -- expire at the upcoming 2007 annual meeting.

         Subsequently, each class of Trustees will stand for election at the conclusion of its respective three year term. Such classification may prevent replacement of a majority of the Trustees for up to a two year period. Mr. Cogan and Ms. Piret have been designated as the Trustees to be elected by the holders of the Preferred Shares of the fund.

         The following table sets forth the incumbent Trustees and each Trustee's position(s) with the fund, his or her age, address, principal occupation and employment during the past five years and any other directorship held. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Kingsbury and Mr. West) serves as a Trustee of each of the [ ] U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). Each of Mr. Kingsbury and Mr. West serves as Trustee of [ ] of the [ ] Pioneer Funds. The address of all Interested Trustees is 60 State Street, Boston, Massachusetts 02109.

                                     Term of
                                     Office and                                          Other Directorships
Name, Age           Position(s) Held Length of        Principal Occupation(s)            Held by this
and Address         With the Fund    Service          During Past Five Years             Trustee or Nominee
----------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
John F. Cogan, Jr.  Chairman of the  Class III        Deputy Chairman and a Director of  Director of ICI Mutual Insurance
(80)*               Board, Trustee   Trustee since    Pioneer Global Asset Management    Company
                    and President    2003. Term       S.p.A. ("PGAM"); Non-Executive
                                     expires in       Chairman and a Director of
                                     2007. Elected    Pioneer Investment Management USA
                                     by Preferred     Inc. ("PIM-USA"); Chairman and a
                                     Shares only.     Director of Pioneer; Chairman and
                                                      Director of Pioneer Institutional
                                                      Asset Management, Inc. (since
                                                      2006); Director of Pioneer
                                                      Alternative Investment Management
                                                      Limited (Dublin); President and a
                                                      Director of Pioneer Alternative
                                                      Investment Management (Bermuda)
                                                      Limited and affiliated funds;
                                                      Director of PIOGLOBAL Real Estate
                                                      Investment Fund (Russia) (until
                                                      June 2006); Director of Nano-C,
                                                      Inc. (since 2003); Director of Cole
                                                      Management, Inc. (since 2004);
                                                      Director of Fiduciary Counseling,
                                                      Inc.; President and Director of
                                                      Pioneer Funds Distributor, Inc.
                                                      ("PFD") (until June 2006); President
                                                      of all of the Pioneer Funds; and Of
                                                      Counsel, Wilmer Cutler Pickering Hale
                                                      and Dorr LLP (counsel to PIM-USA and
                                                      the Pioneer Funds)
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Daniel K.           Trustee and      Class I          Director, CEO and President of     None
Kingsbury           Executive        Trustee          of Pioneer Investment Management
(48)*               Vice             since 2007.      USA Inc.; Pioneer Investment
                    President        Term             Management, Inc. and Pioneer
                                     expires in       Institutional Asset Management,
                                     2008.            Inc. (since March 2007); Executive
                                                      Vice President of all of the
                                                      Pioneer Funds (since March 2007);
                                                      Director of Pioneer Global Asset
                                                      Management S.p.A. (since March
                                                      2007); Head of New Markets
                                                      Division, Pioneer Global Asset
                                                      Management S.p.A. (2000-2007)
----------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
----------------------------------------------------------------------------------------------------------------------------
David R. Bock       Trustee          Class III        Executive Vice President and       Director of The Enterprise
(63)                                 Trustee since    Chief Financial Officer, I-trax,   Community Investment, Inc.
3050 K Street NW,                    2005. Term       Inc. (publicly traded health care  (privately-held affordable
Washington, DC                       expires in       services company) (2004 -          housing finance company); and
20007                                2007.            present); Managing Partner,        Director of New York Mortgage
                                                      Federal City Capital Advisors      Trust (publicly traded mortgage
                                                      (boutique merchant bank)(2002-     REIT)
                                                      2004); Executive Vice
                                                      President and Chief Financial
                                                      Officer, Pedestal Inc. (internet-
                                                      based mortgage trading company)
                                                      (2000-2002); Managing Director,
                                                      Lehman Brothers (1992-1995); and
                                                      several executive positions at
                                                      The World Bank (1989-1992)
----------------------------------------------------------------------------------------------------------------------------
Mary K. Bush        Trustee          Class II         President, Bush International,     Director of Brady Corporation
(58)                                 Trustee since    LLC (international financial       (industrial identification and
3509 Woodbine                        2003. Term       advisory firm)                     specialty coated material
Street, Chevy                        expires in                                          products manufacturer); Director
Chase, MD 20815                      2009.                                               of Briggs & Stratton Co. (engine
                                                                                         manufacturer); Director of UAL
                                                                                         Corporation (airline holding
                                                                                         company); and Director of
                                                                                         Mantech International
                                                                                         Corporation (national
                                                                                         security, defense, and
                                                                                         intelligence technology firm)
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Margaret B.W.       Trustee          Class I Trustee  Founding Partner, The Winthrop     Director of Winthrop Consulting
Graham (59)                          since 2003.      Consulting Group, Inc. (consulting Group, Inc. (privately held
1001 Sherbrooke                      Term expires in  firm) (1982-present); Associate    Consulting firm)(1982-present)
Street West,                         2008.            Professor Desautels Faculty of
Montreal, Quebec,                                     Management, McGill University
Canada                                                (2000-present)
----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna     Trustee          Class II         Private investor (2004 -           Director of Quadriserv Inc.
(56)                                 Trustee since    present); and Senior Executive     (technology products for
89 Robbins Avenue,                   February 2006.   Vice President, The Bank of New    securities lending industry)
Berkeley Heights,                    Term expires in  York (financial and securities
NJ 07922                             2009.            services) (1986 - 2004)
----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret Trustee          Class II         President and Chief Executive      Director of New America High
(58)                                 Trustee since    Officer, Newbury, Piret &          Income Fund, Inc. (closed-end
One Boston Place,                    2003. Term       Company, Inc. (investment banking  investment company); Trustee of
28th Floor,                          expires in       firm)                              Boston Medical Center (1980-
Boston, MA 02108                     2009. Elected                                       present)
                                     by Preferred
                                     Shares only.
----------------------------------------------------------------------------------------------------------------------------
Stephen K. West     Trustee          Class III        Senior Counsel, Sullivan &         Director, The Swiss Helvetia
(78)                                 Trustee since    Cromwell (law firm) (1997 to       Fund, Inc. (closed-end investment
125 Broad Street,                    2003. Term       present) Partner of Sullivan &     company) AMVESCAP PLC (investment
New York, NY 10004                   expires in       Cromwell from 1964 to 1996         manager) from 1999 to 2005; First
                                     2007.                                               ING Insurance Company of New York
                                                                                         from 1983 to 2001; Winthrop Focus
                                                                                         Funds (registered investment
                                                                                         companies) from 1988 to 1997; ING
                                                                                         America Holdings, Inc. (insurance
                                                                                         and broker-dealer holding company)
                                                                                         from 1988 to 1998; Dresdner RCM
                                                                                         Global Strategic Income Fund, Inc.
                                                                                         (registered investment company)
                                                                                         from 1997 to 2002.
----------------------------------------------------------------------------------------------------------------------------
John Winthrop       Trustee          Class I Trustee  President, John Winthrop & Co.,    None
(70)                                 since 2003.      Inc. (private investment firm)
One North Adgers                     Term expires
Wharf,                               in 2008.
Charleston, SC
29401
----------------------------------------------------------------------------------------------------------------------------

-------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because each is an officer or director of the fund's investment adviser and/or certain of its affiliates.

Board Committees

         The Board of Trustees of the fund has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Policy Administration Committee and a Valuation Committee. Committee members are as follows:

Audit

         David R. Bock, Margaret B.W. Graham, Marguerite A. Piret (Chair) and Stephen K. West

Independent Trustees

         David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret, Stephen K. West and John Winthrop

Nominating

         Mary K. Bush, Marguerite A. Piret and John Winthrop (Chair)

Policy Administration

         Mary K. Bush (Chair), Thomas J. Perna and John Winthrop

Valuation

         David R. Bock, Margaret B.W. Graham and Marguerite A. Piret (Chair)

         During the most recent fiscal year, the Audit, Independent Trustees, Nominating, Policy Administration and Valuation Committees of the fund held the following meetings:

Audit Committee                                                             [  ]

Independent Trustees Committee                                              [  ]

Nominating Committee                                                        [  ]

Policy Administration Committee                                             [  ]

Valuation Committee                                                         [  ]

         All members of the Audit Committee are "independent," as defined in the applicable listing standard of the New York Stock Exchange currently in effect. The Board of Trustees has adopted a charter for the Audit Committee, as of November 14, 2006. In accordance with its charter, the purposes of the Audit Committee are to:

         o Assist the Board of Trustees' oversight of: (i) the integrity of the fund's financial statements; (ii) the fund's compliance with legal and regulatory requirements that relate to the fund's accounting and financial reporting, internal financial controls and independent audits (except to the extent such responsibility is delegated to another committee of the Board);
(iii) the independent registered public accounting firm's qualifications, performance and independence; and (iv) the performance of the fund's internal audit function; and

         o Prepare an Audit Committee Report to the extent required by Securities and Exchange Commission ("SEC") to be included in the fund's annual proxy statement and other filings.

         The Audit Committee reports that it has: (i) reviewed and discussed the fund's audited financial statements with management; (ii) discussed with the independent registered public accounting firm the matters relating to the quality of the fund's financial reporting; and (iii) received written disclosures and an independence letter from the independent registered public accounting firm and discussed with the independent registered public accounting firm that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Report for Pioneer Tax Advantaged Balanced Trust for the fiscal year ended November 30, 2006, for filing with the SEC.

         The Audit Committee charter is available on Pioneer's website: www.pioneerinvestments.com. You can also obtain a copy by sending a written request to your fund at the address listed on this proxy statement.

         The fund's Board of Trustees has determined that the fund has at least one audit committee financial expert. Ms. Marguerite A. Piret, an Independent Trustee, is the Audit Committee's financial expert.

         All members of the Nominating Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of Pioneer. The Board of the fund has adopted a written charter for the Nominating Committee, which is available on Pioneer's website: www.pioneerinvestments.com. You can also obtain a copy by sending a written request to your fund at the address listed on this proxy statement. The Nominating Committee reviews the qualifications of persons being considered as candidates for Trustee and makes recommendations regarding the qualifications of such persons to the Independent Trustees. The Independent Trustees then evaluate any candidate and determine whether to nominate him or her for election. The Trustees who are not Independent Trustees and the officers of the fund are nominated and selected by the Board.

         The Nominating Committee's charter provides for certain criteria to be used in evaluating candidates for Independent Trustee. In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Nominating Committee applies the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee's business acumen and ability to exercise sound judgments; (iii) a commitment to attend and participate in meetings of the Board and its committees; (iv) the ability to understand potential conflicts of interest in managing the fund and to act in the interests of all shareholders; and (v) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Nominating Committee does not necessarily place the same emphasis on each criterion.

         As long as an existing Independent Trustee continues, in the opinion of the other Independent Trustees, to satisfy these criteria and continues to make positive contributions to the Board, the fund anticipates that Independent Trustees of the fund would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Nominating Committee will evaluate the qualifications of nominees recommended by shareholders to serve as Trustee, the Independent Trustees might act upon the Nominating Committee's evaluation only if there is a vacancy on the Board. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

         Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Agreement and Declaration of Trust and By-laws of the fund to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the fund's proxy card. If the Nominating Committee, the Independent Trustees or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate.

         The Nominating Committee, the Independent Trustees and the Board have determined not to include any of the six persons nominated this year by two dissident shareholders and, therefore, such individuals are nominees solely of such shareholders and not of the Board.

         The Nominating Committee initiated the recommendation of each of the nominees identified in this proxy statement to serve as Independent Trustee. A shareholder acting on behalf of a group of shareholders who held more than 5% of the fund's outstanding Common Shares nominated three other individuals but the group and the three individuals did not elect to consent to being named in this proxy statement. Three other individuals were nominated by a shareholder who held less than 5% of the fund's outstanding Common Shares and did not request to be named in this proxy statement.

         Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to members of the Board that does not relate to the business of the fund.

         The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

         The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

         The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and also is responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting separately.

         The fund's Agreement and Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses reasonably incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

         During the fund's most recent fiscal year, the Board of Trustees held [ ] meetings. All of the current Trustees and committee members of the fund then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during the fund's fiscal year.

         The following table indicates the value of shares that each Trustee or nominee beneficially owned in the fund and the Pioneer Funds in the aggregate as of [ ], 2007. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end Pioneer fund is based on its closing market price on [ ], 2007. The share value of any open-end Pioneer fund is based on the net asset value of the class of shares on [ ], 2007. The dollar ranges in this table are in accordance with SEC requirements.

                                                                                      Aggregate Dollar Range
                                                                                      of Equity Securities in
                                                                                      All Pioneer Funds
                                               Dollar Range of                        Overseen or to be
                                               Equity Securities                      Overseen by Trustee
Name of Trustee or Nominee                     in the Fund                            or Nominee
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE or
NOMINEE

John F. Cogan, Jr.
Daniel K. Kingsbury

INDEPENDENT TRUSTEE or
NOMINEE

David R. Bock
Mary K. Bush
Margaret B. W. Graham
Thomas J. Perna
Marguerite A. Piret
Stephen K. West
John Winthrop

         During the most recent fiscal year, none of the Trustees or any nominee for election as a Trustee engaged in the purchase or sale of securities of Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or Pioneer Funds Distributor, Inc. ("PFD").

Material Relationships of the Independent Trustees

         For purposes of the statements below:

         o the immediate family members of any person are his or her spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

         o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

         o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act for which Pioneer or any of its affiliates act as investment adviser. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

         As of December 31, 2006, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer.

         During the past five years, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer.

         During the past five years, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a "fund related party"):

o        the fund

o        an officer of the fund

o        a related fund

o        an officer of any related fund

o        Pioneer

o        an officer of Pioneer

o        any affiliate of Pioneer

o        an officer of any such affiliate

         During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and certain other Pioneer Funds was
approximately $[   ] and $[   ] in 2005 and 2006, respectively.

         During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o        Pioneer

o        UniCredito Italiano

o        any other entity in a control relationship with Pioneer

         None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2005 and 2006, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o        the fund

o        any related fund

o        Pioneer

o        any affiliated person of the fund or Pioneer

o        UniCredito Italiano

o        any other entity in a control relationship to the fund or Pioneer


Compliance with Section 16(a) Reporting Requirements

         Section 16(a) of the Exchange Act requires the fund's executive officers, Trustees and persons who own more than ten percent of the fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Except as noted below, based solely on a review of the copies of these reports furnished to the fund and representations that no other reports were required to be filed, the fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements. [To be completed.]

Other executive officers

         In addition to Mr. Cogan and Mr. Kingsbury, who serve as President and Executive Vice President, respectively, of the fund, the following table provides information with respect to the other executive officers of the fund. Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

Name, age and position with the fund                             Principal Occupation(s)
----------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (59)                  Secretary of PIM-USA; Senior Vice President- Legal of Pioneer;
Secretary                                 Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant Secretary from November 2000 to September 2003).

Christopher J. Kelley (42)                Vice President and Senior Counsel of Pioneer since July 2002; Vice
Assistant Secretary                       President and Senior Counsel of BISYS Fund Services, Inc. (April
                                          2001 to June 2002); Senior Vice President and Deputy General Counsel
                                          of Funds Distributor, Inc. (July 2000 to April 2001), and Assistant
                                          Secretary of all of the Pioneer Funds since September 2003.

Christopher P. Harvey (45)                Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and Assistant
Assistant Secretary                       Secretary of all of the Pioneer Funds since July 2006.

Vincent Nave (61)                         Vice President -- Fund Accounting, Administration and Controllership
Treasurer                                 Services of Pioneer; and Treasurer of all of the Pioneer Funds.

Mark E. Bradley (47)                      Deputy Treasurer of Pioneer since 2004; Treasurer and Senior Vice
Assistant Treasurer                       President, CDC IXIS Asset Management Services from 2002 to 2003;
                                          Assistant Treasurer and Vice President, MFS Investment Management
                                          from 1997 to 2002; and Assistant Treasurer of all of the Pioneer Funds
                                          since November 2004.

Luis I. Presutti (41)                     Assistant Vice President -- Fund Accounting, Administration and
Assistant Treasurer                       Controllership Services of Pioneer; and Assistant Treasurer of all
                                          of the Pioneer Funds.

Gary Sullivan (48)                        Fund Accounting Manager -- Fund Accounting, Administration and
Assistant Treasurer                       Controllership Services of Pioneer; and Assistant Treasurer of all
                                          of the Pioneer Funds since May 2002.

Katherine Kim Sullivan (33)               Fund Administration Manager -- Fund Accounting, Administration and
Assistant Treasurer                       Controllership Services since June 2003; Assistant Vice President --
                                          Mutual Fund Operations of State Street Corporation from June 2002 to June
                                          2003 (formerly Deutsche Bank Asset Management); Pioneer Fund Accounting,
                                          Administration and Controllership Services (Fund Accounting Manager from
                                          August 1999 to May 2002); and Assistant Treasurer of all of the
                                          Pioneer Funds since September 2003.

Teri W. Anderholm (47)                    Chief Compliance Officer of Pioneer since December 2006 and of all
Chief Compliance Officer                  the Pioneer Funds since January 2007; Vice President and Compliance
                                          Officer, MFS Investment Management (August 2005 to December 2006);
                                          Consultant, Fidelity Investments (February 2005 to July 2005):
                                          Independent Consultant (July 1997 to February 2005.

Compensation of trustees and officers

         The following table sets forth certain information with respect to the compensation of each Trustee of Pioneer Tax Advantaged Balanced Trust for the fiscal year ended November, 30, 2006. The amounts paid to the Trustees by the fund differ due to (i) membership on or chairing certain committees of the Board of Trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

                                         Aggregate             Pension or Retirement              Total Compensation
                                       Compensation             Benefits Accrued as               from the Fund and
Name of Trustee                          from Fund             Part of Fund Expenses             Other Pioneer Funds(2)
----------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
John F. Cogan, Jr.(1)                                                 $0.00
Osbert M. Hood(1),(4)                                                  0.00
Daniel K. Kingsbury(1), (5)                n/a                         n/a                              n/a
Independent Trustees:
David R. Bock                                                          0.00
Mary K. Bush                                                           0.00
Margaret B.W. Graham                                                   0.00
Thomas J. Perna(3)                                                     0.00
Marguerite A. Piret                                                    0.00
Stephen K. West                                                        0.00
John Winthrop                                                          0.00
                                                                      -----
Total                                                                 $0.00
                                                                      =====

---------------
(1) Under the management contract, Pioneer reimburses the fund for any Interested Trustees' fees paid by the fund.
(2) There are [ ] U.S. registered investment portfolios in the Pioneer Funds. All current Trustees of the fund serve as trustees of all of the Pioneer Funds, except Messrs. Kingsbury and West who serve as Trustees of [ ] of the Pioneer Funds.
(3) Mr. Perna became a Trustee of the fund on February 7, 2006.
(4) Mr. Hood resigned as Trustee of the fund effective January 9, 2007.
(5) Mr. Kingsbury became a Trustee of the fund on March 6, 2007.

Investment adviser and administrator

         Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to the fund.

         The Trustees may, but generally do not, attend shareholder meetings.

Required vote

         In accordance with the fund's Agreement and Declaration of Trust, the holders of Common Shares and Preferred Shares of the fund will vote on the respective nominees designated to be elected by such class of shares. Mr. Cogan, Mr. Bock and Mr. West are the current nominees for election to the fund's Board of Trustees. Each of Mr. Bock and Mr. West is elected by the holders of Common and Preferred Shares. Mr. Cogan is elected by the holders of Preferred Shares only. The affirmative vote of a plurality of the Common and Preferred Shares present at the meeting in person or by proxy, voting together as a single class, is required to elect such nominee for Trustee designated to be elected by the Common and Preferred Shares. The affirmative vote of a plurality of the Preferred Shares present at the meeting in person or by proxy is required to elect such nominee for Trustee designated to be elected by the Preferred Shares. This means that the three nominees receiving the greatest number of votes, with respect to the voting class or classes, as the case may be, will be elected as Class III Trustees to the Board of Trustees.

Other nominees

         The fund has received notices from two dissident shareholders stating an intention to nominate two separate slates of three individuals per slate for election as Trustees at the fund's 2007 annual meeting and, in the case of one such notice, to make certain other proposals to be considered at the meeting as described below. As set forth above, the Board of Trustees has nominated Mr. Cogan, Mr. Bock and Mr. West to stand for re-election as Trustees.

         There can be no assurance as to whether either dissident shareholder will prepare and mail their own proxy materials to solicit your vote in favor of their nominees. As of April 3, 2007, one of the dissident shareholders had filed preliminary proxy materials with the SEC and the other had not.

         The Nominating Committee of the Board of Trustees noted that it had reviewed and the Board had previously nominated the three nominees for election as Trustees. The Nominating Committee of the Board of Trustees nevertheless reviewed the qualifications of the six persons proposed by the dissident shareholders consistent with the provisions of the Nominating Committee Charter and unanimously determined not to recommend to the Independent Trustees Committee and the Board of Trustees that those persons be nominated for election as Trustees at the meeting. The Independent Trustees Committee also reviewed the qualifications of the six persons proposed by dissident shareholders and unanimously determined not to recommend to the Board of Trustees that those persons be nominated for election as Trustees at the meeting. The Board of Trustees subsequently reviewed the dissident shareholders proposed nominees, received the recommendation of the Independent Trustees Committee with respect to the dissident shareholders' nominees and unanimously determined not to nominate those persons for election as Trustees at the meeting.

Recommendation

         For the reasons set forth above, the Trustees of your fund unanimously recommend that shareholders vote FOR each of Mr. Cogan, Mr. Bock and Mr. West.

                         POSSIBLE SHAREHOLDER PROPOSALS

     One dissident shareholder gave notice of his intention to submit three additional proposals to shareholders: (i) that shareholders recommend that the Board of Trustees of the fund adopt a managed distribution policy that would pay a monthly distribution of $0.20 per share; (ii) that shareholders recommend that the fund's investment objective of seeking a high level of after tax return, including tax advantaged income (by investing primarily in municipal securities and common and preferred stocks that pay tax qualified dividends) be changed to one of seeking capital appreciation with current income as a secondary objective by investing primarily in U.S. and non-U.S. companies; and (iii) that the investment advisory contract between the fund and Pioneer Investment Management, Inc. be terminated. The notice stated that proposal (iii) would be recommended for approval by the proponent only if the fund "attempts to prevent shareholders from voting for the dissident shareholder's nominees." The notice did not request that the proposals or supporting statements from the shareholders be included in this proxy statement. There can be no assurance as to whether the dissident shareholders will prepare and mail their own proxy materials to solicit your vote in favor of the proposals. The dissident shareholder gave written notice on March 14, 2007 of its intention to put forward the three proposals but on April 3, 2007 filed preliminary proxy materials which, in the form that was filed by him, solicits votes for his nominees but not for his proposals. The fund is soliciting your votes AGAINST the proposals in case the dissident shareholder raises any of the proposals at the meeting.

     The Board of Trustees reviewed each of the three proposals and determined that none was in the best interest of the fund's common and preferred shareholders.

     If such proposals are brought before the meeting by the dissident shareholders, the individuals named as proxies on the enclosed proxy card will vote in accordance with your instructions on the WHITE proxy card. If you sign a WHITE proxy card but do not fill in a vote, your shares will be voted AGAINST each of the proposals that may be presented by the dissident shareholders.

     Two of the proposals referred to in the dissident shareholder's notice are recommendations of the shareholders to the Board and, as such, would require the affirmative vote of a majority of the Common and Preferred Shares of the fund voting at the meeting in person or by proxy, voting together as a single class. Approval of the proposal to terminate the investment advisory agreement between the fund and Pioneer Investment Management, Inc. would require the affirmative vote of a "majority of the outstanding voting securities" of the fund, as defined in the 1940 Act. As defined in the 1940 Act, the vote of a "majority of the outstanding voting securities" of the fund means the vote of the lesser of
(i) 67% or more of the fund's outstanding shares present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy at the meeting, or (ii) more than 50% of the fund's outstanding shares.

     See Appendix A for additional information concerning the investment advisory contract between the fund and Pioneer Investment Management, Inc.

Recommendation

         The Trustees of your fund unanimously recommend that shareholders vote AGAINST each of the proposals made by the dissident shareholders.

                               AUDITOR INFORMATION

Audit fees

         The aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of the fund's annual financial statements and fees related to consents and comfort letters for the two most recent fiscal years contained in the annual reports filed by the fund for such years were as follows:

                    For the fiscal year                                        For the fiscal year
                     ended 11/30/2006                                           ended 11/30/2005
-----------------------------------------------------------------------------------------------------------------------
                          $[   ]                                                      $[   ]

Audit-related fees

         The following are aggregate fees billed for assurance and related services by Ernst & Young LLP to the fund that are related to the review of the fund's semi-annual financial statements and agreed upon procedures related to the ratings of the fund's Preferred Shares for the two most recent fiscal years. All of these services were approved by the Audit Committee of the fund pursuant to Regulation S-X.

                    For the fiscal year                                        For the fiscal year
                     ended 11/30/2006                                           ended 11/30/2005
-----------------------------------------------------------------------------------------------------------------------
                          $[   ]                                                      $[   ]

Tax fees

         The aggregate fees billed for professional services, primarily for tax returns, rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning to the fund for the two most recent fiscal years were as follows. All of these services were approved by the Audit Committee of the fund pursuant to Regulation S-X.


                   For the fiscal year                                         For the fiscal year
                     ended 11/30/2006                                           ended 11/30/2005
-----------------------------------------------------------------------------------------------------------------------
                          $[   ]                                                      $[   ]

All other fees

         There were no fees billed for other services rendered by Ernst & Young LLP to the fund.

Affiliates' Fees for Non-Audit Services Required to be Pre-Approved

         The fund's Audit Committee is required to pre-approve services to affiliates as defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the fund. Affiliates include the fund's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the fund (hereinafter referred to as "affiliates" of the fund). For the fiscal years ended November 30, 2006 and 2005, there were no services provided to an affiliate that required the fund's Audit Committee pre-approval.

General Audit Committee Approval Policy

o For all projects, each of the officers of the fund and the fund's independent registered public accounting firm will make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy will be applied. Any services outside the specific pre-approved service subcategories set forth above must specifically be approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the independent registered public accounting firm as set forth in the above policy.

Aggregate Non-Audit Fees

     The aggregate non-audit fees for the fund and its affiliates, as previously defined, were as follows:

                    For the fiscal year                                        For the fiscal year
                     ended 11/30/2006                                            ended 11/30/2005
-------------------------------------------------------------------------------------------------------------------------
                          $[   ]                                                      $[   ]

         The Audit Committee of the Board of the fund has considered whether the provision of services, other than audit services, by Ernst & Young LLP to the fund and its affiliates is compatible with maintaining Ernst & Young LLP's independence in performing audit services.

         Representatives of Ernst & Young LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

                       INFORMATION CONCERNING THE MEETING

Outstanding shares and quorum

         As of the record date, the following Common and Preferred Shares of beneficial interest were outstanding for the fund:

                         Common Shares                                                Preferred Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                                                      2,350 Series T7
                         28,706,981.000                                               2,350 Series F7
                                                                                      2,350 Series TH28

         Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. The holders of one-third of the outstanding shares of each series or class of the fund or one-third of the outstanding shares of the fund, entitled to vote in person or by proxy, shall constitute a quorum for the transaction of business with respect to such class or classes of the fund, respectively.

Ownership of shares of the fund

         To the knowledge of the fund, as of the record date, the following persons owned of record or beneficially 5% or more of a class of the outstanding shares of the fund:

--------------------------------------------- --------------------- ----------------------- -----------------
Record Holder                                 Share Class           Number of Shares        % of Class
--------------------------------------------- --------------------- ----------------------- -----------------

--------------------------------------------- --------------------- ----------------------- -----------------

--------------------------------------------- --------------------- ----------------------- -----------------

--------------------------------------------- --------------------- ----------------------- -----------------

--------------------------------------------- --------------------- ----------------------- -----------------

--------------------------------------------- --------------------- ----------------------- -----------------

--------------------------------------------- --------------------- ----------------------- -----------------

--------------------------------------------- --------------------- ----------------------- -----------------

--------------------------------------------- --------------------- ----------------------- -----------------

Shareholder proposals

         Under Rule 14a-8 under the Exchange Act (relating to shareholder proposals), any shareholder proposal that may properly be included in the fund's proxy statement for the 2008 annual meeting must be received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston,
Massachusetts 02109, on or before [    ], 2007. A proposal that is not to be
included in the fund's proxy statement may be made at the 2008 annual meeting only if it is received by the Secretary of the fund at the fund's principal offices at 60 State Street, Boston, Massachusetts 02109, not more than 120 days and at least 90 days before the anniversary date of the mailing of the fund's proxy materials for this year's annual meeting provided, however, that in the event that the date of the mailing of the notice for the 2008 annual meeting is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for this year's annual meeting, notice by a shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for the 2008 annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for the 2008 annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for the 2008 meeting is first made by the fund. The fund's By-laws require that certain information must be provided by the shareholder to the fund when notice of a nominee for election as a Trustee or proposal is submitted to the fund.

         The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. The fund currently
expects to hold the next annual shareholders' meeting on or about [   ], 2008,
which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, quorum and voting at the meeting

         Any shareholder who has given his or her proxy to someone generally has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on a WHITE proxy card, the persons named as proxies will vote the shares represented thereby in favor of the nominees in Proposal 1, against any of the shareholder proposals that may be presented at the meeting, each as described above, and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

         One-third of the outstanding shares of each series or class, or one-third of the outstanding shares of the fund, entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting with respect to such series or class, or with respect to the entire fund, respectively. In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the shareholder meeting to a later date.

         Shares of the fund represented in person or by proxy, including shares that abstain or do not vote with respect to a proposal, will be considered present and counted for purposes of determining whether there is a quorum at the meeting. If a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner, those shares will not be considered present and entitled to vote on that proposal. Thus, abstentions and "broker non-votes" have no effect on the voting in an election of Trustees (Proposal 1) or on any proposal requiring a majority of the votes cast at the meeting. However, they have the same effect as a vote against proposals requiring a "majority of the outstanding voting securities" of the fund.

Other business

         While the meeting has been called to transact any business that may properly come before it, the only matter that the Trustees intend to present is the election of the three Trustees as described in Proposal 1. However, if any additional matters properly come before the meeting, including such other matters which the dissident shareholder may raise, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgments on such matters, and on all matters incidental to the conduct of the meeting, unless instructed to the contrary.

Method of solicitation and expenses

         The cost of preparing, assembling and mailing this proxy statement and the attached notice of annual meeting of shareholders and the accompanying proxy card will be borne by the fund. In addition to soliciting proxies by mail, Pioneer may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. In addition, the fund has retained The Altman Group to assist in the solicitation of proxies for a fee of approximately $[ ], plus reimbursement for out-of pocket-expenses. The Altman Group expects to employ approximately [ ] people to solicit the fund's shareholders.

         The fund estimates that it may spend approximately $ [ ] in connection with solicitation of proxies, of which approximately $ [ ] has been incurred through the date of this proxy statement.

         Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

[      ], 2007.

                                   APPENDIX A

            ADDITIONAL INFORMATION CONCERNING THE INVESTMENT ADVISORY CONTRACT BETWEEN THE FUND AND PIONEER INVESTMENT MANAGEMENT, INC.

Summary

         Pioneer Investment Management, Inc. ("Pioneer") has served as the fund's investment adviser since the fund's inception. Pioneer provides investment management and financial services to the Pioneer Funds and to other institutional accounts. Pioneer, a regulated investment adviser under the Investment Advisers Act of 1940, as amended, is a wholly-owned subsidiary of Pioneer Investment Management USA Inc. Pioneer Investment Management USA Inc. is the North American operating subsidiary of Pioneer Global Asset Management S.p.A., which is a wholly-owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"), one of the largest banking groups in Italy.

         Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2006, assets under management were approximately $217 billion worldwide, including over $75 billion in assets under management by Pioneer.

         The address for Pioneer and Pioneer Investment Management USA Inc. is 60 State Street, Boston, Massachusetts 02109. The address for Pioneer Global Asset Management S.p.A. is Galleria San Carlo 6, Milan 20122, Italy. The address of UniCredito is Piazza Cordusio, 20123 Milano, Italy.

Management fees

         For its services under the current management contract, dated January 30, 2004, Pioneer is entitled to receive a monthly management fee at an annual rate equal to 0.60% of the fund's average daily managed assets. The existing management contract (the "Management Contract") was most recently submitted to shareholders for approval on [ ] at which time it was approved by the fund's initial sole shareholder in connection with the launch of the fund. The aggregate amount of the management fee that the fund paid to Pioneer during the fiscal year ended November 30, 2006 was $3,669,043.

Other material terms of the contract

         Management services. Pioneer serves as investment adviser to the fund and is responsible for the overall management of the fund's business affairs subject only to the authority of the Board of Trustees. Pioneer is authorized to buy and sell securities for the account of the fund and to designate brokers to carry out such transactions. Pioneer may not make any purchase, the cost of which would exceed the fund's available liquid assets, and may not make any purchase which would violate any fundamental policy or restriction in the fund's prospectus or statement of additional information as in effect from time to time.

         Standard of care. Under the Management Contract, Pioneer "will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of Pioneer. .. ." Pioneer, however, shall not be protected against liability by reason of its "willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under" the Management Contract.

         Pioneer's authority. The Management Contract provides that Pioneer shall have full discretion to act for the fund in connection with the purchase and sale of portfolio securities subject only to the Agreement and Declaration of Trust, By-laws, currently effective registrations under the 1940 Act and the Securities Act of 1933, as amended, investment objective, policies and restrictions of the fund in effect from time to time, and specific policies and instructions established from time to time by the Trustees.

         Portfolio trading. The Management Contract expressly permits Pioneer to engage in portfolio trading.

         Other provisions. The Management Contract includes provisions that provide that: (i) the law of The Commonwealth of Massachusetts shall be the governing law of the contract; (ii) Pioneer is an independent contractor and not an employee of the fund; (iii) the contract is the entire agreement between the parties with respect to the matters described therein; (iv) the contract may be executed using counterpart signature pages; and (v) invalid or unenforceable provisions of the contract are severable and do not render the entire agreement invalid or unenforceable.

Factors considered by the Board of Trustees in previously approving the Management Contract, and in recommending AGAINST termination of the Management Contract

     The 1940 Act requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Management Contract. In connection with the most recent renewal of the Management Contract, which occurred on November 28, 2006, the Trustees determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the fund.

         Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the fund and any officer of Pioneer or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

         In evaluating the Management Contract, the Trustees had conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar"), and two indexes considered appropriate by the Independent Trustees for this purpose, (ii) the general investment outlook in the markets in which the fund invests, (iii) the procedures employed to determine the value of each of the fund's assets, (iv) the Investment Adviser's management of the relationships with the fund's unaffiliated service providers,
(v) the record of compliance with the fund's investment policies and restrictions and with the fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department (vi) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates, (vii) the disclosures included in the fund's reports to shareowners, (viii) analyses of the benefits and costs of the use of leverage through the issuance of the fund's preferred shares and sensitivity analyses based on changes in interest rates and (ix) the discount or premium of the market price of the fund's common stock relative to its net asset value and measures that are or could be taken to address any discount.

         Specifically in connection with the Independent Trustees' 2006 review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (i) investment performance for the one year period for the fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (ii) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (iii) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (iv) expense ratios for the fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (v) the overall organization of the Investment Adviser, (vi) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the fund, (vii) administrative reimbursements paid to the Investment Adviser or affiliates,
(viii) investment management staffing, and (ix) operating expenses paid by the fund to third parties.

         The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the fund's Management Contract on November 28, 2006. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

         A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a closed-end fund that is part of an established group of open and closed-end funds. The Trustees also noted that the relationship of the market price relative to the fund's net assets attributed to its common shares was at least comparable to other closed-end funds with similar investment approaches.

         B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the fund's investment objective and regulatory requirements. The Trustees also reviewed the fund's absolute investment performance based upon total return, as well as the fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the Lehman Brothers Municipal Bond Index and the Standard & Poor's Stock 500 Index. The fund's performance, based upon total return, was in the fifth quintile of its Morningstar category peer group for the 12 months ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees noted that the yield (gross of expenses) to the Trust's common shareowners exceeded the yield (at June 30, 2006) of the Lehman Municipal Bond Index and the Standard & Poor's Stock 500 Index for the 12 months ended June 30, 2006. The Trustees noted the short performance history of the fund and the challenge of selecting a comparable peer group for performance purposes. The Trustees also considered the yield of the fund, before deduction of expenses, compared to the yields of the indexes. The Trustees concluded that the fund underperformed relative to its peers during the short period since its inception.

         C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the fund and the fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to perform its duties under the Management Contract.

         D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the fund well.

         E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The fund's management fee for the 12 months ended June 30, 2006 was in the second quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by

Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the fund's expense ratio for the 12 months ended June 30, 2006 to be in the third quintile, according to data for the applicable peer group for the most recent fiscal year.

         F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the fund, bear a reasonable relationship to the services rendered and are fair for the management of the fund.

         G. Economies of Scale. The Trustees considered whether the fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Since the fund is a closed-end fund and its size is relatively stable at an asset level that was anticipated when the management fee was initially set, the Trustees concluded that economies of scale were not a relevant consideration.

         H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the fund.

         Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the fund and its shareholders. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

         At a meeting of the Board held on March 30, 2007, the Board considered a proposal, raised by a dissident shareholder, to terminate the Management Contract. In light of the 2006 renewal, including the factors considered in connection with such renewal, the Trustees voted to recommend that shareholders vote AGAINST the termination of the Management Contract if such a vote is proposed by the dissident shareholder.

Services provided to the fund by affiliates of Pioneer

         Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly-owned indirect subsidiary of UniCredito, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareholder services to the fund. For the fund's most recently completed fiscal year ended November 30, 2006, the fund paid PIMSS $55,713 in transfer agency fees.

         The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services that are expenses payable by the fund under the existing Management Contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. For the fund's most recently completed fiscal year ended November 30, 2006, the fund paid Pioneer $346,092 for its services pursuant to the administration agreement.

Management of Pioneer

         The names, titles and principal occupations of the executive officers and directors of Pioneer are set forth in the following table. The business address of each person is 60 State Street, Boston, Massachusetts 02109.

Name                                            Title and Principal Occupation
John F. Cogan, Jr.                              Chairman of the Board and Director

Daniel Kingsbury                                President, CEO and Director

John M. Carey                                   Executive Vice President

Charles Mayer                                   Executive Vice President, Director of Portfolio Management US

Mark D. Goodwin                                 Executive Vice President, Chief Operating Officer

Anthony K. Koenig                               Senior Vice President, Chief Financial Officer and Treasurer


         The following officers and directors of the fund are also officers, directors or employees of Pioneer

Name                                       Position Held With Pioneer               Position Held With the Fund
John F. Cogan, Jr.                         Chairman of the Board and Director       Chairman of the Board, Trustee and
                                                                                    President

Daniel Kingsbury                           President, CEO and Director              Trustee and Executive Vice President

Dorothy E. Bourassa                        Senior Vice President, Chief Legal       Secretary
                                           Officer

Christopher J. Kelley                      Vice President and Senior Counsel        Assistant Secretary

Vincent Nave                               Vice President -- Fund Accounting,       Treasurer
                                           Administration and Controllership
                                           Services

Mark E. Bradley                            Deputy Treasurer                         Assistant Treasurer

Luis I. Presutti                           Assistant Vice President -- Fund         Assistant Treasurer
                                           Accounting, Administration and
                                           Controllership Services

Gary Sullivan                              Fund Accounting Manager -- Fund          Assistant Treasurer
                                           Accounting, Administration and
                                           Controllership Services

Katherine Kim Sullivan                     Fund Administration Manager - Fund       Assistant Treasurer
                                           Accounting, Administration and
                                           Controllership Services

Teri W. Anderholm                          Chief Compliance Officer                 Chief Compliance Officer

Pioneer's portfolio transaction policy

         All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

         Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a list of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

         The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

         The fund did not use any brokers affiliated with Pioneer during its most recently completed fiscal year in connection with its portfolio transactions.